Exhibit 99.2

 Acquisition of ACBI's Tennessee & North Georgia Branches  November 14, 2018

 This presentation contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, that have been made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. You can identify these forward-looking statements in some cases through FB Financial’s use of words such as “believes,” “anticipates,” “expects,” “may,” “will,” “assumes,” “should,” “predicts,” “could,” “would,” “intends,” “targets,” “estimates,” “projects,” “plans,” “potential” and other similar words and expressions of the future or otherwise regarding the proposed acquisition, including the timing, anticipated benefits and financial impact thereof, and the outlook for FB Financial’s future business and financial performance.These forward-looking statements include, without limitation, statements relating to the anticipated benefits, financial impact and closing of the proposed acquisition by FB Financial of the acquired Atlantic Capital branches, including, the anticipated timing of the closing of the proposed acquisition , acceptance by the customers of the acquired Atlantic Capital branches FB Financial’s products and services, the opportunities to enhance market share in certain markets, market acceptance of FB Financial generally in new markets, expectations regarding future investment in the acquired Atlantic Capital branches’ markets and the integration of the acquired Atlantic Capital branches’ operations. Forward-looking statements are based on the information known to, and current beliefs and expectations of, FB Fiancial’s management and are subject to significant risks and uncertainties. Actual results may differ materially from those contemplated by such forward-looking statements. A number of important factors could cause actual results to differ materially from those contemplated by the forward-looking statements in this presentation including, without limitation, the parties’ ability to consummate the acquisition or satisfy the conditions to the completion of the acquisition; the receipt of regulatory approvals required for the acquisition on the terms expected or on the anticipated schedule; the parties’ ability to meet expectations regarding the timing and completion and accounting and tax treatment of the acquisition; the possibility that any of the anticipated benefits of the proposed acquisition will not be fully realized or will not be realized within the expected time period; the risk that integration of the acquired Atlantic Capital branches’ operations with those of FB Financial will be materially delayed or will be more costly or difficult than expected; the failure of the proposed acquisition to close for any other reason; the effect of the announcement of the proposed acquisition on employee and customer relationships and operating results (including, without limitation, difficulties in maintaining relationships with employees and customers); the possibility that the proposed acquisition may be more expensive to complete than anticipated, including as a result of unexpected factors or events; general competitive, economic, political and market conditions and fluctuations; and the other risk factors set forth in FB Financial’s December 31, 2017 Form 10-K, filed with the Securities and Exchange Commission on March 16, 2018, under the captions “Cautionary note regarding forward-looking statements” and “Risk factors”. Many of these factors are difficult to foresee and are beyond FB Financial’s ability to control or predict. FB Financial believes the forward-looking statements contained herein are reasonable; however, undue reliance should not be placed on any forward-looking statements, which are based on current expectations and speak only as of the date that they are made. FB Financial does not assume any obligation to update any forward-looking statements as a result of new information, future developments or otherwise, except as otherwise may be required by law.  Forward - Looking Statements

Acquisition Overview

Pro Forma Footprint



FBK (56)
ACBI (14)
Branch Overlap
1 - Mile: 43%
3 - Mile: 50%
Divestitures: $0

Select ACBI Branches Deposits by MSA



Dalton 29%
Chattanooga 29%
Morristown 11%
Knoxville 31%

Acquisition Highlights

- Acquired 14 branches from ACBI
  - Tennessee: 11
  - Georgia: 3
- Deposits: ~$602 million
- Loans: ~$381 million
- Accounts: 28,842
- Average branch size: ~$43 million
- Employees: ~120

Source: Company documents as of September 30, 2018, S&P Global Intelligence
Deposit data as of June 30, 2018; accounts data includes both loan and deposit accounts
Dollars in millions

FB FirstBank

2

Transaction Summary

Strategic Rationale	■ Further positions FB Financial as Tennessee's premier community banking franchise ■ Creates additional operating leverage in Knoxville and Chattanooga ■ Creates density, moving our deposit market share to #7 in Knoxville and #5 in Chattanooga ■ Provides liquidity to support future growth while controlling funding costs

Transaction Summary	■ FB Financial is acquiring 14 branches located in TN and Northwest, GA from Atlantic Capital
	  ■ Approximately $602 million in deposits; 92% core deposits
	  ■ Approximately $381 million in loans, acquired at 68 basis point discount
	  ■ Approximately $8 million in premises and equipment
	■ Deposit premium of 6.25%; implied premium of $37.6 million based on balances as of September 30, 2018
	■ Transaction is subject to regulatory approval; closing is expected early Q2 '19

Financial Impact	■ Immediate, mid-to-high single-digit EPS accretion ■ Manageable TBV dilution and an earnback of less than 4 years ■ 20+% IRR ■ Company remains well-capitalized, without raising new capital

Source: Company documents as of September 30, 2018

FB FirstBank

3

 Tennessee’s Premier Community Bank  Top 15 Banks in Tennessee¹  Source: S&P Global IntelligenceNote: Deposit data as of June 30, 2018, pro forma for announced transactions; asset data as of September 30, 2018, pro forma for announced transactions1Sorted by total assets; deposits are limited to Tennessee; banks limited to those headquartered in Tennessee 2Community bank defined as having fewer than $25 billion in assets3Demographics data deposit weighted by county  3rd largest bank headquartered in Tennessee2nd largest community bank in Tennessee2Builds greater density in core Tennessee marketsImproves pro forma community banking deposit market share2 in core Tennessee markets:Knoxville, TN MSA: 3rdChattanooga, TN-GA MSA: 2ndMorristown, TN MSA: 5thDalton, GA MSA: 3rd  Franchise Overview  Relative Market Statistics  HHI Growth’19 – ’24 (%)  Pop. Growth’19 – ’24 (%)  FBK3  Branches3  Pro Forma3  9.2%  8.7%  9.2%  4.0%  4.1%  4.0%  Proj. 2024Median HHI ($)  $61,247  $57,010  $60,700  US  8.8%  3.6%  $68,744

   Chattanooga / Dalton MSAs  Pro Forma Footprint  269123Blue dots  193210228Metro markets  130131135Highway  167169172State county outlines  8715487Green dots  148194148Community markets  Source files are619754_FirstBank Bancorp.ai and mapinfo  FBK Deposits by Market Standalone  Deposits by Market Pro Forma  Community  Source: S&P Global IntelligenceDeposit data as of June 30, 2018Dollars in millions1Community banks defined as banks with less than $25 billion in assets.    Knoxville / Morristown MSAs            FBK  ACBI         FBK  ACBI

 Enhanced Presence in Attractive Markets    Source: S&P Global IntelligenceDeposit data as of June 30, 2018; pro forma for announced transactions  Chattanooga, TN-GA MSA  Knoxville, TN MSA  Dalton, GA MSA  Morristown, TN MSA

     Pro Forma Loan and Deposit Compositions  Pro Forma Loan Portfolio                1-4 Family  1-4 Family HELOC  Multifamily  C&D  CRE  C&I (Includes Owner-Occ CRE)  Consumer & Other  Source: Company documentsFBK data as of and for the three months ended September 30, 2018; ACBI data as of September 30, 2018.          Noninterest-bearing  Interest-bearing checking  Money market and savings  Customer time deposits  Cost of Deposits: 0.80%  Pro Forma Deposit Portfolio  Yield on Loans: 6.08%  Cost of Deposits: 0.83%  Yield on Loans: 4.58%  FBK  Select ACBI Branches  Pro Forma  Select ACBI Branches  Pro Forma    Brokered and internet time deposits  FBK

Assumptions and Estimated Pro Forma Financial Metrics

Key Transaction Assumptions	
Loan Mark	Credit: Net mark of $3.0 million ($5.6 million gross mark less 68 basis point discount on loans) Rate: $4.3 million
Core Deposit Intangible	2.5% of non-time deposits, or ~$11 million Amortized 8 Years SYD
Deal Charges / Other Marks	$4.0 million after-tax deal charges $1.0 million PP&E write-up $0.6 million time deposit rate mark
Noninterest Expense	Expected Annual Expense of ~$10 million (excludes CDI amortization)
Expected Branch Closures	6
Expected Closing	Early Q2 '19

Financial Impact	
2019E / 2020E EPS Accretion	~4% / ~7%
IRR	~ 24%
TBV Dilution (%)	< (9%)
TBV Earnback Period	< 4 years
2020 ROATCE	~ 200 bps increase
TCE / TA	~ 190 bps decrease

FirstBank

8

Comprehensive Credit Due Diligence

- Comprehensive credit review of ACBI's loan portfolio
- Contracted 3rd party loan review team based in Nashville having significant experience in East TN markets to undertake credit diligence
- Findings and specific credits reviewed by FBK senior credit officers
- Reviewed ~$227 million of $394 million loan portfolio, or 58%
- Reviewed 62% of C&D loans, 72% of Owner-Occupied CRE loans, 88% of non Owner-Occupied CRE loans and 71% of C&I loans
- Average credit score from most recent FICO pull of 735 on consumer / mortgage portfolio
- Average loan size for those loans not reviewed ~$70,000
- Acquiring no OREO in transaction

FB FirstBank
9

Over 110 years of History in Tennessee



Organic growth
Acquisitions
Other
1990: Jim Ayers acquired sole control of the Bank
2001: Opened branches in Nashville and Memphis
2004: Opened branch in Knoxville
2008: Opened two branches in Chattanooga
2014: Opened branch in Huntsville, Alabama
2015: Awarded "Top Workplaces" by The Tennessean
2016: Rebranded to FB Financial and Completed IPO
2018: Completed secondary offering of 3.7mm shares
Year: 1906 1984 1988 1990 1996 1999 2001 2003 2004 2006 2007 2008 2010 2012 2013 2014 2015 2016 2017 2018
1984: Jim Ayers and associate acquired the Bank
1988: Purchased assets of First National Bank of Lexington; Changed franchise name to FirstBank
1996: Purchased Bank of West Tennessee (Lexington) and Nations Bank branch (Camden)
1999: Acquired First State Bank of Linden
2001: Acquired Bank of Huntingdon
2003: Acquired The Bank of Murfreesboro in Nashville MSA
2007: Acquired branches from AmSouth Bank in Tennessee community markets
2015: Acquired Northwest Georgia Bank in Chattanooga MSA
2016: Completed core operating platform conversion
2017: Acquired Clayton Bank and Trust (Knoxville, TN) and American City Bank (Tullahoma, TN)
2018: Acquired 14 branches of Atlantic Capital in Tennessee and North Georgia
1984 1996 1999 2001 2003 2004 2006 2007 2008 2010 2012 2014 2015 2016 2017 2018
Total assets ($bn)
$0.3 $0.5 $0.8 $1.1 $1.1 $1.5 $1.9 $2.1 $2.1 $2.2 $2.4 $2.9 $3.3 $4.7 $5.8¹

1 Pro forma for acquisition of select Atlantic Capital branches

FB FirstBank

10

Summary  Strengthens FirstBank as Tennessee’s premier community bankEnhances density in Knoxville, Chattanooga and North GeorgiaProvides attractive funding base to support future growthDeploys and leverages excess capitalFinancially accretive to current shareholdersLow risk transaction

    Appendix

 Branch Overlap Detail  Source: S&P Global Intelligence  Chattanooga, TN-GA MSA & Dalton, GA MSA  Knoxville, TN MSA & Morristown, TN MSA      ACBI (3)      ACBI (2)        FBK (6)  ACBI (6)        FBK (4)  ACBI (3)    1.2 miles    2.1 miles    4.2 miles    2.8 miles    1.4 miles    4.6 miles    1.2 miles    1.0 miles    2.1 miles    1.4 miles        FBK (6)  ACBI (9)    1.0 miles    1.2 miles    4.6 miles        FBK (4)  ACBI (5)    1.2 miles    2.8 miles    4.2 miles    0.2 miles